BlackRock EuroFund

Supplement to the Statement of Additional Information dated January 18, 2011

The following changes are made to the Statement of Additional Information of BlackRock EuroFund (the “Fund”).

The section entitled “Management and Advisory Arrangements — Information Regarding the Portfolio Manager” is revised as set forth below.

Nigel Bolton and Zehrid Osmani are the Fund’s portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

The subsection entitled “Information Regarding Portfolio Managers — Other Funds and Accounts Managed” is revised to add the following information with respect to the Fund as of November 30, 2010:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Nigel Bolton	0	11	7	0	0	0
	$0	$5.8 Billion	$646.8 Million	$0	$0	$0

Zehrid Osmani	0	8	6	0	0	0
	$0	$3.95 Billion	$497.57 Million	$0	$0	$0

The subsection entitled “Information Regarding Portfolio Managers — Fund Ownership” is revised to add the following information with respect to the Fund as of November 30, 2010:

Portfolio Manager	Dollar Range
Nigel Bolton	None
Zehrid Osmani	None

Shareholders should retain this Supplement for future reference.

Code# SAI-10475-0111-SUP